SUMMARY PROSPECTUS
Managers AMG Chicago Equity Partners Balanced Fund
TICKER:	CLASS A: MBEAX	CLASS B: MBEBX
	CLASS C: MBECX	INSTITUTIONAL CLASS: MBEYX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus and statement of additional information, dated May 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective

The Managers AMG Chicago Equity Partners Balanced Fund’s (the “Fund” or “CEP Balanced Fund”) investment objective is to achieve a high total investment return, consistent with the preservation of capital and prudent economic risk.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest, at least $25,000 in the Managers Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 18 of the Fund’s prospectus and “Reductions and Waivers of Sales Charges” on page 77 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class B	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or redemption proceeds)	None	[1]	5.00%	1.00%	None

[1]

For purchases of Class A shares of $1 million or more that are not assessed a sales charge at the time of purchase, you will be charged a 1% fee on shares redeemed or exchanged for shares not subject to an initial sales charge within the first 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Institutional Class
Management Fee	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.81%	0.81%	0.81%	0.81%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	1.77%	2.52%	2.52%	1.52%
Fee Waiver and Expense Reimbursements[2]	(0.51)%	(0.51)%	(0.51)%	(0.51)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.26%	2.01%	2.01%	1.01%

[1]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

[2]

The Investment Manager has contractually agreed, through at least May 1, 2011, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.25%, 2.00%, 2.00%, and 1.00% of the average daily net assets of the Class A, Class B, Class C, and Institutional Class shares, respectively, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

Expense Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2011. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

MANAGERS AMG CHICAGO EQUITY PARTNERS BALANCED FUND SUMMARY PROSPECTUS

	1 Year	3 Years	5 Years	10 Years
Class A	$696	$1,053	$1,434	$2,499
Class B	$704	$1,036	$1,495	$2,817
Class C	$304	$736	$1,295	$2,817
Institutional Class	$103	$430	$781	$1,769

The figures shown above for Class A and Institutional Class shares would be the same whether you sold your shares at the end of a period or kept them. For Class B and Class C shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class B	$204	$736	$1,295	$2,817
Class C	$204	$736	$1,295	$2,817

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 114% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests approximately 50-65% of its total assets in equity securities and invests the remainder in bonds and other fixed income securities, as well as cash or cash equivalents.

The Fund will invest at least 25% of its total assets in equity securities. The equity portion of the Fund is invested primarily in a diversified portfolio of U.S. common stocks, as well as other U.S. and foreign securities, including convertible securities and warrants. Normally, the equity portion of the Fund will focus on large (generally determined by reference to the capitalization of companies in the Russell 1000® Index) and medium-sized (generally determined by reference to the capitalization of companies in the Russell Midcap® Index) companies which will generally be listed on the New York or American Stock Exchanges or on NASDAQ and be widely held among a large number of investors. As of December 31, 2009, the range of market capitalizations for the Russell 1000® Index and Russell Midcap® Index were $262.5 million to $323.7 billion and $262.5 million to $15.5 billion, respectively. For equity investments, CEP typically:

•	Utilizes a proprietary, multi-factor ranking system encompassing momentum, value, and quality factors to identify attractive stocks.

•	Constructs portfolios that are generally neutral in terms of style tilts, industry weightings, and market capitalization.

The Fund will invest at least 25% of its total assets in fixed income securities. The fixed income portion of the Fund will invest in a wide range of domestic and foreign fixed income securities, such as bonds, including securities not based on the U.S. dollar. The majority of the Fund’s foreign investments may be in “Yankee bonds” (bonds payable in U.S. dollars that are issued in the United States by foreign banks and corporations). The Fund may also invest up to 25% of its total assets in below-investment grade securities (those rated Ba1/BB+ or lower by Moody’s Investors Service (“Moody’s”) or Standard & Poors (“S&P”)) that the Fund’s Subadvisor (“CEP”) believes do not involve undue risk to income or principal. The lowest credit-rating categories in which the Fund invests are Caa/CCC (as rated by Moody’s/S&P). Incorporating fundamental, “bottom-up” credit and market analysis, CEP invests the Fund’s assets primarily in bonds with 7 to 30 year maturities. For the fixed income portion of the Fund, CEP typically:

•	Determines sector weightings based on the relative attractiveness of corporates, mortgages, agencies, and Treasuries using fundamental and quantitative analysis.

•	Selects securities by analyzing bonds within their peer group and choosing the most favorable issuers from a risk/return standpoint based on proprietary research.

•	Maintains durations within a range of plus or minus 10% of the Fund’s fixed income benchmark.

The Fund may invest more than 65% of its total assets in stocks if CEP considers conditions in the stock market to be more favorable than those in the bond market, and the Fund may invest more than 25% of its total assets in fixed income securities if CEP considers conditions in the bond market to be more favorable than those in the stock market.

Principal Risks

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the risks of investing in the Fund.

Credit Risk—issuer of bonds or other debt securities may not be able to meet interest or principal payments when the bonds or securities come due.

Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

High Yield Risk—below-investment-grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, and liquidity risk.

Interest Rate Risk—fixed-coupon payments (cash flows) of debt securities may become less competitive with the market in periods of rising interest rates and cause debt security prices to decline.

Large-Capitalization Stock Risk—large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as small- or mid-capitalization companies.

Leverage Risk—borrowing, and some derivative investments, such as futures and forward commitment transactions, may magnify smaller adverse market movements into relatively larger losses.

2	Managers Investment Group

MANAGERS AMG CHICAGO EQUITY PARTNERS BALANCED FUND SUMMARY PROSPECTUS

Principal Risks (continued)

Liquidity Risk—particular investments may be difficult to sell at the best price.

Market Risk—market prices of domestic and foreign securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Mid-Capitalization Stock Risk—the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Political Risk—changes in the political status of any country can have profound effects on the value of securities within that country.

Prepayment Risk—many bonds and debt securities have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

U.S. Government Securities Risk—Obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”) are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government will provide financial support.

Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

Performance

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. Annual returns shown in the bar chart do not reflect sales charges (loads), and if these amounts were reflected, returns would be less than those shown. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 1.800.835.3879.

On December 31, 2009, the Investment Manager changed the Fund’s equity benchmark to the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 90% of the U.S. market. The S&P 500 Index, the Fund’s former equity benchmark, is a market-capitalization weighted index of 500 U.S. common stocks.

The Fund’s former Composite Index is comprised of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Bond Index. The Fund’s current Composite Index is comprised of 60% of the Russell 1000® Index and 40% of the Barclays Capital U.S. Aggregate Bond Index. The Investment Manager has determined to change the equity component of the Fund’s composite benchmark because the Russell Index offers a more comprehensive and transparent construction methodology and is more suitable given the Fund’s investment strategies.

Calendar Year Total Returns as of 12/31/09 (Class A)

Best Quarter: 15.75% (1st Quarter 2000)

Worst Quarter: –11.39% (4th Quarter 2000)

Average Annual Total Returns as of 12/31/09

Managers AMG Chicago Equity Partners Balanced Fund	1 Year	5 Years	10 Years
Class A Return Before Taxes	13.14%	2.67%	3.13%
Class A Return After Taxes on Distributions	12.72%	2.18%	1.59%
Class A Return After Taxes on Distributions and Sale of Fund Shares	8.80%	2.08%	1.73%
Class B Return Before Taxes	14.42%	2.80%	3.13%
Class C Return Before Taxes	18.33%	3.14%	3.12%
Institutional Class Return Before Taxes	20.44%	4.17%	4.14%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	28.43%	0.79%	–0.49
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	6.33%
Composite Index (composed of 60% Russell 1000 Index/40% Barclays Capital U.S. Aggregate Bond Index) (reflects no deduction for fees, expenses, or taxes)	20.12%	3.23%	2.87%
S&P 500 Index (former benchmark)	26.46%	0.42%	–0.95%
Composite Index (former benchmark) (composed of 60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index) (reflects no deduction for fees, expenses, or taxes)	19.00%	3.00%	2.58%

Managers Investment Group	3

MANAGERS AMG CHICAGO EQUITY PARTNERS BALANCED FUND SUMMARY PROSPECTUS

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

Portfolio Management

Investment Manager

Managers Investment Group LLC

Subadvisor

Chicago Equity Partners, LLC (“CEP”)

Portfolio Managers

Equity Team

David C. Coughenour

Founder and Chief Investment Officer – Equities of CEP;

Portfolio Manager of the Fund since 12/00.

David R. Johnsen

Founder, Managing Director, and Analyst of CEP;

Portfolio Manager of the Fund since 12/00.

Robert H. Kramer

Founder, Managing Director, and Analyst of CEP;

Portfolio Manager of the Fund since 12/00.

Martin Morris

Director and Analyst of CEP;

Portfolio Manager of the Fund since 12/00.

James Palermo

Director and Analyst of CEP;

Portfolio Manager of the Fund since 12/00.

Fixed Income Team

Michael J. Millhouse

Managing Director and Chief Investment Officer –

Fixed Income of CEP; Portfolio Manager of the Fund since 12/06.

Michael J. Budd

Director and Analyst of CEP;

Portfolio Manager of the Fund since 12/06.

Curt A. Mitchell

Director and Analyst of CEP;

Portfolio Manager of the Fund since 12/06.

Buying and Selling Fund Shares

Initial Investment Minimum

Class A, Class B, and Class C

Regular Account: $2,000

Individual Retirement Account: $1,000

Institutional Class

Regular Account: $2,500,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Class A, Class B, and Class C (all accounts): $100

Institutional Class (all accounts): $1,000

To Place Orders

Mail:

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9769

Providence, RI 02940-9769

Phone: 1.800.548.4539

Transaction Policies

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail, by phone, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on le for your account).

Tax Information

The Fund intends to make distributions that are to you taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Special rules apply to investments through such tax-advantaged plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4	Managers Investment Group